SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

RLJ LODGING TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Trustees (the “Board”) of RLJ Lodging Trust (the “Company”) values the input and insights of the Company’s shareholders and believes that effective shareholder engagement strengthens the Board’s role as an informed and engaged fiduciary. The Board meaningfully integrates the feedback it receives from shareholders into the Board’s review and assessment of the Company’s corporate governance policies. Following discussions with certain of the Company’s shareholders and receipt of shareholder proposals regarding the Company’s corporate governance practices, the Board has approved and implemented several corporate governance initiatives that the Board believes are in the best interests of the Company and its shareholders, including:

•                  Adopting a majority voting standard for the election of trustees in uncontested elections, combined with a policy that any incumbent trustee who fails to receive that level of shareholder support will be required to tender his or her resignation to the remaining members of the Board for their consideration, subject to the requirement that the Board must accept any such resignation if the nominee received more votes against than for his or her election in uncontested elections at two consecutive annual meetings of shareholders; and

•                  Requiring shareholder approval, by a majority of votes cast on the matter, before the Company may elect to become subject to certain provisions of three Maryland statutes that could be viewed as providing publicly traded entities organized in Maryland, like the Company, with certain defenses against unsolicited or hostile takeover attempts.

Implement Majority Voting Standard for Uncontested Trustee Elections

Effective February 20, 2015, the Board approved an amendment to the Company’s Bylaws to implement a majority voting standard for the election of trustees in uncontested elections, retaining the plurality standard for elections in which the number of trustee nominees exceeds the number of trustees to be elected.  Pursuant to the amended Bylaws provision, in uncontested elections trustee nominees will be elected by the vote of a majority of the votes cast with respect to the nominee, which means that the number of votes cast for a trustee must exceed the number of votes cast against the nominee.  In addition, under the amended Bylaws provision, if an incumbent trustee is not elected pursuant to the majority voting standard in an uncontested election, the trustee must tender his or her resignation to the Board for consideration.  The Nominating and Corporate Governance Committee of the Board will recommend to the full Board (excluding the trustee who has tendered such resignation) whether to accept or reject the resignation, and the Board will act on the resignation and disclose its decision and reasoning within 90 days from the date of certification of the election results.  Notwithstanding the foregoing, if an incumbent trustee were to receive more votes against than for his or her election in uncontested elections at two consecutive annual meetings of shareholders, the amended Bylaws provision requires the Board to accept that trustee’s resignation.

The foregoing summary of the changes effected by the adoption of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, marked to show the February 20, 2015 amendments, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Opt Out of, and Require Shareholder Approval to Opt Into, Certain Sections of Maryland’s Unsolicited Takeover Act

The Board has resolved to opt out of sections 3-803, 3-804(a), 3-804(b) and 3-805 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeover Act.  The Board further resolved that it will not repeal the resolutions unless the repeal is approved by the affirmative vote of shareholders holding a majority of the votes cast on the matter.  As a result, unless it obtains shareholder approval to do so in the future, the Board may not elect to cause the Company to be subject to any or all of the following provisions of the Maryland Unsolicited Takeover Act:

•                  Mandatory classification of the board of trustees into three classes;

•                  Requiring the affirmative vote of two-thirds of the votes cast in the election of trustees generally to remove a trustee;

•                  Limiting the number of trustees to be fixed only by vote of the trustees; and

•                  Requiring that a special meeting may only be called by a request of shareholders entitled to cast a majority of all the votes entitled to be cast at a meeting.

The resolutions adopted by the Board are set forth below and the Company has filed Articles Supplementary to its Articles of Amendment and Restatement of Declaration of Trust (the “Declaration of Trust”), attached hereto as Exhibit 3.1, with the State Department of Assessments and Taxation of Maryland.

RESOLVED, that, pursuant to Section 3-802(c) of the MGCL, the Company is hereby prohibited from electing to be subject to Section 3-803 of the MGCL, and further provided that the foregoing prohibition may not be repealed unless the repeal of such prohibition is approved by the shareholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by shareholders entitled to vote on such matter;

RESOLVED, that, pursuant to Section 3-802(c) of the MGCL, the Company is hereby prohibited from electing to be subject to Sections 3-804(a) and 3-804(b) of the MGCL, and further provided that the foregoing prohibition may not be repealed unless the repeal of such prohibition is approved by the shareholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by shareholders entitled to vote on such matter;

RESOLVED, that, pursuant to Section 3-802(c) of the MGCL, the Company is hereby prohibited from electing to be subject to Section 3-805 of the MGCL, and further provided that the foregoing prohibition may not be repealed unless the repeal of such prohibition is approved by the shareholders of the Company by the affirmative vote of at least a majority of the votes cast on the matter by shareholders entitled to vote on such matter.

The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Board has also declared advisable an amendment to the Company’s Declaration of Trust that provides that the Company will not be subject to the provisions of Section 3-804(c) of the MGCL, which provides that vacancies on the board of trustees may be filled only by the remaining trustees and for the remainder of the full term of the class of trustees in which the vacancy occurred.  The Company intends to submit the amendment to the Declaration of Trust for approval by its shareholders at the 2015 annual meeting of the Company’s shareholders.

Require Shareholder Approval to Opt Into Maryland’s Control Share Acquisition Act

Through Article II, Section 15 of the Bylaws, the Company previously had opted not to be subject to Title 3, Subtitle 7 of the MGCL, commonly known as the Maryland Control Share Acquisition Act, but had reserved the right for the Company to become subject to the Maryland Control Share Acquisition Act in the future.  As part of the amendment and restatement of the Bylaws, the Board has amended Article II, Section 15 of the Bylaws to prohibit the repeal, amendment or alteration of this Bylaws provision without the approval by the shareholders of the Company by the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote on the matter.

The foregoing summary of the changes effected by the adoption of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, marked to show the February 20, 2015 amendments, filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Opt Out of, and Require Shareholder Approval to Opt Into Maryland’s Business Combination Act

The Board has adopted a resolution providing that the Company may not elect to be subject to Title 3, Subtitle 6 of the MGCL, commonly known as the Maryland Business Combination Act, and that this prohibition may not be repealed unless the repeal is approved by the shareholders of the Company by the affirmative vote of a majority of the votes cast on the matter by shareholders entitled to vote on the matter.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Articles Supplementary

3.2	Second Amended and Restated Bylaws of RLJ Lodging Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: February 26, 2015	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President and Chief Executive Officer

EXHIBIT LIST

Exhibit Number	Description

3.1	Articles Supplementary

3.2	Second Amended and Restated Bylaws of RLJ Lodging Trust